MANAGED PORTFOLIO SERIES

Advantus Strategic Dividend Income Fund
(the “Fund”)

Supplement dated October 29, 2014 to:

Prospectus and Statement of Additional Information (“SAI”)
dated December 30, 2013

Effective December 16, 2014, the Fund will reduce the minimum amount of assets it may allocate towards the Fund’s investment in Real Estate Securities from 50% to 40%.  Accordingly, the first paragraph of the “Principal Investment Strategies” disclosure on page 2 of the Fund’s Prospectus will be replaced in its entirety with the following:

Under normal market conditions, the Adviser primarily invests in dividend-paying equity securities, including common and preferred stocks of utilities, infrastructure-related, real estate-related and other companies.  Typically, the Adviser allocates 40% or more of the Fund’s total assets to real estate securities (“Real Estate Securities”).  The Fund also may invest up to 25% of its total assets in the securities of master limited partnerships (“MLPs”).  In addition, the Adviser may invest in exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), Treasury inflation-protected securities (“TIPS”), and futures and may write covered calls to manage inflation or volatility, increase income, or gain market exposure, among other purposes.

Additionally, the first paragraph of the “Principal Investment Strategies” disclosure on page 6 of the Fund’s Prospectus will be replaced in its entirety with the following:

Under normal market conditions, the Adviser primarily invests in dividend-paying equity securities, including common and preferred stocks of utilities, infrastructure-related, real estate-related and other companies.  Typically, the Adviser allocates 40% or more of the Fund’s total assets to Real Estate Securities.  The Fund also may invest up to 25% of its total assets in the securities of MLPs.  In addition, the Adviser may invest in ETFs, ETNs, TIPS, and futures, and may write covered calls to manage inflation or volatility, increase income, or gain market exposure, among other purposes.

Finally, the first bullet of the non-fundamental investment restrictions within the “Fundamental and Non-Fundamental Investment Limitations” disclosure on page 24 of the Fund’s SAI will be replaced in its entirety with the following:

•	Under normal circumstances, the Fund will invest at least 40% of its total assets in securities which are secured by real estate and securities of companies that invest or deal in real estate.

Thank you for your investment.  If you have any questions, please call the Fund toll-free at 855-824-1355.

This supplement should be retained with your Prospectus and SAI for future reference.